SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |_| Filed by a Party other than the Registrant |X| Check the appropriate box: | | Preliminary Proxy Statement |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) |X| Definitive Proxy Statement |_| Definitive Additional Materials |_| Soliciting Material Pursuant to ss.240.14a-12

THE ALASKA AIR GROUP CORPORATION (Name of Registrant as
Specified In Its Charter)
Alaska Airlines P.O. Box 68947, Seattle, Washington 98168

Steve Nieman (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): |X| No fee required |_| Fee computed on table below per Exchange Act
Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed: PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS
MAY 20, 2003 SOLICITATION, VOTING AND REVOCATION OF PROXIES;
Steve Nieman

Hello. My name is Steve Nieman. I am a 24-yr pilot-employee of Horizon Air. I request your proxy for the annual shareholder meeting of the Alaska Air Group, Inc. I am writing this proxy statement on behalf of myself and two other participants: Richard D. Foley and Robert C. Osborne MD, and filing it under my name. For more information on these people, including myself, see the section "Information about Nominees." For information on the other people and entities involved in this solicitation, see the section "Participants in the Solicitation."

This proxy statement and its accompanying proxy card provide you an opportunity you would otherwise be denied. Namely, the opportunity to vote for three nominees not listed in the company's materials. These three candidates have extensive backgrounds in working with employee and customer shareholders. We believe that the shareholders would benefit from their election. We believe that the board of directors would be enhanced by the addition of new perspectives these candidates offer. We believe that the election of these candidates would make a positive contribution toward improving the future of our company. That's why we have prepared this material for you.

The total amount to be spent directly or indirectly will not exceed $500 in aggregate. Regardless the outcome of the vote, no reimbursement for this solicitation will be sought from the registrant. There will be no printing or mailing by U.S. Post or any other carrier. Electronic mail (email) may be used to contact some of the shareholders of AAG. A dedicated Internet web site will be provided solely for the purposes of conducting this solicitation. It will contain a downloadable/printable version of our proxy card and proxy statement The web site will provide email addresses, telephone, and fax numbers for shareholders to contact us. We may use a "telephone tree technique" where we inquire of shareholders with whom we are in contact if they will be willing to contact two or three other shareholders of AAG and refer them to our web site. It is our intention to lawfully maximize the use of Internet communication tools.

We will make ourselves available to all media interested in our efforts, and will strive to obediently follow all legal requirements, regulations and guidelines. The AAG has informed us that it will not provide us with a copy of the shareholders lists. Presently over 80% of AAG is held by institutional investors, so we expect to have little difficulty in soliciting that percentage of the outstanding shares of AAG.

It remains to be seen whether the shareholders of AAG will respond positively to this grassroots proxy solicitation. We do not agree with the supposition that only shareholders with lots of money to spend on security lawyers, proxy solicitors, repeated multiple mailings and lawsuits should be the only ones allowed to conduct proxy solicitations.


What am I voting on?
You are being asked to vote on the election of three directors, a proposal to amend the Company's Certificate of Incorporation to remove the super-majority voting provision, and [7] stockholder proposals.

How do I cast my vote?
Primarily, we will be doing an Internet proxy solicitation. The URL of our web site will be eventually provided. We will have a proxy card in pdf format that interested shareholders can download and mail or fax to us. We will eventually provide the email and postal addresses and fax numbers.

You may vote in person at the meeting.
We will pass out our proxy cards to anyone who requests one at the meeting. If you hold your shares through a broker, you must bring a legal proxy in order to vote at the meeting. You may request a legal proxy from your stockbroker or at the Internet voting site to which your proxy materials direct you.

We will be providing information on our candidates and proposals to EquiServe's Internet and telephone voting facilities for stockholders of record and employee 401(k) plan participants. EquiServe's services are available 24 hours a day, and will close at 11:59 p.m. Eastern Time on May 19, 2003. Remember, to allow sufficient time for voting by the trustee, voting instructions for employee 401(k) plan shares must be received by 11:59 p.m. Eastern Time on May 15, 2003.

The law of Delaware, under which the Company is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspectors of election can determine that it was authorized by the stockholder. (General Corporation Law of the State of Delaware, Section 212(c).)

Can I receive future materials via the Internet?
We will be setting up a web site with all our materials for viewing, including the proxy card.

What if I change my mind after I submit my proxy?
If the proxy is signed with a voting direction indicated, the proxy will be voted according to the direction given. If no direction is given with respect to a proposal, the proxy will be voted as follows with respect to any such proposal (listed in the order of presentation and using the same numbering as AAG's proxy materials for ease of comparison). For Proposals 1 through 9 and for director candidates Steve Nieman, Richard
D. Foley and Robert C. Osborne MD. You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by contacting us via fax, phone, or email. The proxy will be revoked if you attend the meeting and vote in person. Finally, you can send written revocation to: Keith Loveless, Corporate Secretary, Alaska Air Group, Inc., PO Box 68947, Seattle WA 98168-0947. Telephone no.(206) 431-7040.

How are shares voted that are held in a Company 401(k) plan? The Alaska Air Group 401(k) trust includes Employee Stock Ownership Plan features. At the record date, 1,679,193 shares were held in the trust and may be voted by employee participants. The proxy card sent with this proxy statement by the Company's transfer agent, EquiServe, covers shares held in the 401(k) trust as well as shares held of record, if any. The trustee will vote the shares in accordance with instructions received from participants. Sending instructions is important, because lacking guidance, the trustee will vote shares for which no instructions were received in the same proportion, for and against, as the shares for which instructions were received. Tell the trustee to vote for our three candidates and our seven proposals.

To allow sufficient time for voting by the trustee, the Company instructs that your voting instructions for 401(k) plan shares must be received by 11:59 p.m. Eastern Time on May 15, 2003.

INFORMATION ABOUT NOMINEES
Mr. Richard De Wayne. Foley, 56, retired 32-year railroad conductor and President of The Foley Group. Mr. Steve Nieman,
50, pilot for Horizon Air since 1978. Robert C. Osborne,
M.D., 58, physician in private practice.

Mr. Nieman and Mr. Foley became acquainted with each other through membership in the "Center for Social and Economic Justice," a non profit organization advocating among other issues employee ownership. In 2000, Mr. Nieman formed the non-profit Washington State corporation HACECA, Inc., which stands for the Horizon/Alaska Customers/Employees Co-Ownership Association. After Mr. Foley and Mr. Nieman became acquainted, Mr. Nieman asked Mr. Foley to join HACECA's board, which he agreed to. Mr. Nieman traveled to Tucson, Arizona in March, 2002. Mr. Foley introduced Mr. Nieman to Robert C. Osborne, MD during this visit. Sharing similar interests in employee ownership, these three men agreed to work to build a resource of information and assistance to promote responsible exercise of employee ownership shareholder rights. Under that premise, they formed OUR (Ownership Union), which was certified by the U.S. Dept. of Labor in June, 2002. OUR is not a party to, nor an associate in, or participant in the solicitation.


PARTICIPANTS IN THE SOLICITATION
Steve Nieman, Richard D. Foley and Robert C. Osborne MD are participants in the solicitation. Neither Mr. Foley or Dr. Osborne own any AAG stock. Only Mr. Nieman owns stock, a total of 750 shares. So participants control 750 shares of the AAG. Richard De Wayne Foley's address is 6040 N. Camino Arturo, Tucson, AZ 85718. Steve Nieman's address is 15204 NE 181st Loop, Brush Prairie, WA 98606.Robert C. Osborne's address is 800 North Swan Road, Suite 114, Tucson, AZ 85711.

For additional information on the following proposals, we direct you to the Company's Proxy Statement.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

All three of my candidates have consented to be named in this proxy, and to serve if elected. The nominees are:

Mr. Richard De Wayne Foley

Mr. Stephen Nieman

Robert C. Osborne, M.D.


DIRECTOR COMPENSATION

If elected, all three candidates above have agreed that any director compensation paid by the company beyond reimbursement of expenses incurred in attending meetings be donated to the Employee Assistance Funds (EAF) of both Alaska Airlines and Horizon Air. I pay my costs for this solicitation personally, and I have pledged not to seek reimbursement from the Company.

PROPOSAL NO. 2
AMEND THE CERTIFICATE OF INCORPORATION TO ELIMINATE THE 80%
SUPER-MAJORITY VOTING REQUIREMENT

This proposal is sponsored by AAG's existing Board of Directors.

The Company's 2000 Proxy Statement included a stockholder proposal recommending that the Board take the steps necessary to implement simple majority voting on all issues submitted to its stockholders. That proposal was approved by the holders of 65.7% of the stock present at the meeting, or 48% of the shares outstanding. In view of these results, the Board committed to examine the issue of super-majority voting in greater detail. As a consequence of that review, in 2001 the Board proposed an amendment to the Company's Certificate of Incorporation to delete Article 10, which contains a super-majority vote provision. At the 2001 Annual Meeting, that proposal received the votes of the holders of 73.1% of the shares outstanding. However, the proposal needed the votes of the holders of at least 80% of the shares outstanding in order to be approved, so it did not pass. The Board is proposing the amendment again for consideration at the 2003 Annual Meeting.

Article 10 currently reads as follows:

Special Voting. If this corporation has a "controlling stockholder," the affirmative vote of the holders of not less than 80% of the outstanding shares of voting stock shall be required for this corporation to (a) consolidate with, or merge with any other corporation, (b) convey to any corporation or other person or otherwise dispose of all or substantially all of its assets, or (c) dispose of by any means all or substantially all of the stock or assets of any major subsidiary. For purposes of this Article, a controlling stockholder is a person who, including associates of such person, is the beneficial owner of more than 15% of the voting power of this corporation. This voting requirement shall not be applicable if 80% of the disinterested members (not representing or being associated with the controlling stockholder) of this corporation's full Board of Directors have voted in favor of the proposed consolidation, merger, conveyance, or disposition. If there is a controlling stockholder, this Article 10 can be amended only by the affirmative vote of 80% of the voting power of this corporation. Any determination made by the Board of Directors, on the basis of information at the time available to it, as to whether any person is an associate of a controlling stockholder, shall be conclusive and binding for all purposes of this Article 10. The Board of Directors, when evaluating any offer of another party to (a) make a tender or exchange offer for any equity security of this corporation,
(b) merge or consolidate this corporation with another corporation, or (c) purchase or otherwise acquire all or substantially all of the properties and assets of this corporation, shall, in connection with the exercise of its judgment in determining what is in the best interests of this corporation and its stockholders, give due consideration to all relevant factors, including, without limitation, the social and economic effects on the employees, customers and other constituents of this corporation.

Article 10 was designed to curb abusive takeover attempts. It was adopted in 1985, prior to the enactment of Section 203 of the Delaware General Corporation Law ("Section 203"), a statutory provision also designed to curb abusive takeovers of Delaware corporations.

The Board believes that elimination of Article 10 will not adversely affect the Company or its stockholders, because the Company will continue to be protected under Section 203.

Section 203 of the Delaware General Corporation Law

Like Article 10, Section 203 addresses the problem of abusive takeover attempts by preventing certain business combinations of a corporation with "interested stockholders." Section 203 defines an "interested stockholder" as any person (other than the corporation and any direct or indirect majority-owned subsidiary of the corporation) that (a) is the owner of 15% or more of the outstanding voting stock of the corporation, or (b) is an affiliate or associate of the corporation and was an owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date a determination is sought on whether such person is an interested stockholder.

Section 203 prevents business combinations with interested stockholders within three years after such stockholders become interested unless (a) the business combination is approved by the board of directors before the person becomes an interested stockholder; (b) the interested stockholder acquired 85% or more of the outstanding voting stock of the corporation in the same transaction that makes such person an interested stockholder; or (c) the business combination is approved by the corporation's board of directors and by the holders of at least 66-2/3% of the corporation's outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Section 203 is intended to have a deterrent effect on the ability or desire of third persons to acquire a substantial block of a corporation's voting stock and to attempt to gain control of the corporation without negotiating directly with its board.

Classified Board of Directors

In addition to the protection of Section 203, the Company has a "classified" or "staggered" Board of Directors. While there are additional reasons for preferring a classified board, as discussed in the Board's Response to Proposal 5, below, it may also encourage a bidder to negotiate a fair price in the event of a hostile takeover bid.

Under the Company's Certificate of Incorporation, as approved by the stockholders, the Board is divided into three classes with directors elected to serve three-year terms. Approximately one-third of the directors stand for election each year. With a classified board of directors, at least two annual stockholder meetings will be required to effect a change in control of the Board, thus giving the incumbent directors the time and leverage necessary to evaluate the adequacy and fairness of any takeover proposal, negotiate on behalf of stockholders and weigh alternative methods of maximizing stockholder value for all stockholders.

These protections are not designed or intended to prevent an unsolicited, non-abusive offer to acquire the Company at a fair price. Potential acquirers will be encouraged by these protections to negotiate directly with the Board. In the Board's view, these protections will provide the Board adequate flexibility in any negotiations and will enhance the Board's ability to negotiate the highest possible bid from a potential acquirer.

Generally speaking, takeover attempts that have not been negotiated by the Board can seriously disrupt business, distract management, and cause great expense. Such attempts may take place at inopportune times and may involve terms which are less favorable to all the stockholders than would be available in a transaction negotiated and approved by the Board. On the other hand, Board-approved transactions can be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders with due consideration given to such matters as recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation or controlling stockholder, and the maximum strategic deployment of the Company's assets.

Vote Required for Adoption

This Proposal 2 will be adopted only if 80 percent of the shares outstanding are voted for the proposal. This percentage is required by Section 242(b)(4) of the Delaware
General Corporation Law, which reads as follows:

Whenever the certificate of incorporation shall require for action by the board of directors, by the holders of any class or series of shares or by the holders of any other securities having voting power the vote of a greater number or proportion than is required by any section of this title, the provision of the certificate of incorporation requiring such greater vote shall not be altered, amended or repealed except by such greater vote.

In the absence of a provision requiring "the vote of a greater number or proportion," Section 216(2) of the Delaware General Corporation Law provides
 In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the stockholders ...

The Board believes that this proposal is in the best interests of the stockholders and represents a good faith effort to be responsive to the wishes of its stockholders, as expressed by the voting results of previous annual meetings.

If stockholders approve the proposal, the Board will cause a Certificate of Amendment of the Certificate of Incorporation to be filed with the Secretary of the State of Delaware as soon as practicable after such approval is final.

RECOMMEND A VOTE FOR PROPOSAL 2.

PROPOSAL NO. 3
STOCKHOLDER PROPOSAL ON SIMPLE-MAJORITY VOTE

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, who has beneficial ownership of 200 shares of the Company's stock, has advised the Company that he intends to present the following resolution at the annual meeting.

Stockholder Resolution

Adopt the Simple-Majority Vote Topic which Shareholders
Approved by 96% to 4% - a 92% Margin

Alaska Air shareholders recommend that our company take the steps necessary to implement a simple-majority vote policy.
This policy has key elements of Alaska Air's proposal that won 96% shareholder support and includes:

>>Application to all issues submitted to shareholder vote to the fullest extent possible.
>>A policy of the greatest flexibility to implement the spirit and the letter of this topic to the fullest extent possible and as soon as possible.
>>Any future simple/super-majority proposal be put to shareholder vote - as a separate ballot item.
>>Our directors announce their commitment to make their best effort to implement this policy within 30-days of this annual meeting, with the resources available to our directors, and then meet this commitment.
>>Thus our company is to make its best effort to obtain the high number of votes needed from all the shares in existence.

Proponent's Supporting Statement

An overwhelming 96% of the yes-no shareholder vote

This topic won an overwhelming 96% of the yes-no shareholder vote at our company in 2001. I believe our directors can make a better effort to encourage more shareholders to vote in order to adopt this proposal topic.

A start to improve the governance profile of our company

I believe that when more than one item can be improved - that starting with at least one improvement should receive increased attention. Specifically, at Alaska Air there are current practices that institutional investors believe could be improved such as allowing:

>>Limited shareholder right to amend our company's bylaws.
>>Limited shareholder right to amend our company's charter.
>>A simple-majority vote to approve a merger.

Source for the above Alaska Air practices: Annual Meeting
Report, Alaska Air Group, IRRC, April 2001
Influential institutional investors supporting this topic include:
 1) Teachers Insurance and Annuity Association College
Retirement Equities Fund (TIAA-CREF).Source: TIAA-CREF Policy
Statement on Corporate Governance
 2) California Public Employees Retirement System
(CalPERS)Source: CalPERS U.S. Corporate Governance
Principles.

ADOPT SIMPLE-MAJORITY VOTE
This topic won 96% of the yes-no shareholder vote in 2001
YES ON 3

RECOMMEND A VOTE FOR PROPOSAL 3.


PROPOSAL NO. 4
STOCKHOLDER PROPOSAL ON SALE OF THE COMPANY

Steve Nieman, 15240 N.E. 181st Loop, Brush Prairie,
Washington 98606, who has beneficial ownership of 750 shares of the Company's stock, has advised the Company that he intends to present the following resolution at the annual meeting.

Stockholder Resolution
Maximize Value Resolution

Resolve that the shareholders of Alaska Air Group ("AAG") urge the Board of Directors to arrange the prompt sale of AAG to the highest bidder.

Proponent's Supporting Statement

The purpose of this Maximize Value Resolution is to give all AAG shareholders the opportunity to send a message to AAG's
Board of Directors that they support the prompt sale of AAG to the highest bidder.

I believe a strong, and/or a majority vote by the shareholders would indicate to the Board of Directors the displeasure felt by the shareholders of the shareholder return over many years, and the drastic action that should be taken. Even if it is approved by the AAG shares represented and entitled to vote at the annual meeting this Maximize Value Resolution will not be binding on the AAG Board of Directors. The proponent, however, believes that if this resolution receives substantial support from the shareholders, the Board of Directors may choose to carry out the request set forth in the resolution.

The prompt auction of AAG should be accomplished by any appropriate process the Board of Directors chooses to adopt, which could include a sale to the highest bidder whether in cash, stock, or a combination of both. However, I believe that the highest bid will include the meaningful, substantial, direct, fair and equal participation of all employees of AAG, as AAG employees own, if not the largest, then certainly one of the largest blocks of AAG stock outside of institutional ownership.1

I am confident the Board of Directors will uphold its fiduciary duty to the utmost. I further believe that if the resolution is adopted, the management and the Board of Directors will interpret such adoption as a message from AAG shareholders that it is no longer acceptable for the Board of Directors to continue with its current management plan and strategies.

Maximize Value Resolution-Vote Yes on 4

1 WSJ.com Key Facts on Jan. 10, 2003 stated that the AAG Inc.
is 81.02% owned by Institutions. The AAG's 2002 Annual
Stockholders Meeting and Proxy Statement page 6 states that
1,374,626 shares (5.2%) are allocated for employees to the AAG 401(k) trust.

RECOMMEND A VOTE FOR PROPOSAL 4.

PROPOSAL NO. 5
STOCKHOLDER PROPOSAL ON ANNUAL ELECTION OF EACH DIRECTOR

William M. Richner, 14019 N.W. Eighth Avenue, Vancouver, WA
98685, who has beneficial ownership of 2912 shares of the Company's stock, has advised the Company that he intends to present the following resolution at the annual meeting.

Stockholder Resolution Elect Each Director Annually

Shareholders recommend that each director be elected annually. This proposal recommends that our company's governing documents be amended accordingly. This includes the bylaws.

Proponent's Supporting Statement

Strong Institutional Investor Support

Twenty-five (25) proposals on this topic won an overall 63% approval rate at major companies in 2002. Annual election of each director is a key policy of the Council of Institutional Investors.1Institutional investors own 81% of the stock in our company.2

Harvard Report

A 2001 Harvard Business School study found that good corporate governance practices, such as annual election of each director, were significantly related to company value.
This study, conducted with the University of Pennsylvania's
Wharton School, reviewed the relationship between the corporate governance index for 1,500 companies and company performance from 1990 to 1999.3

Some governance experts believe that a company with good governance will perform better over time, leading to a higher stock price. Others see good governance as a means of reducing risk, as they believe it decreases the likelihood of bad things happening to a company.

Serious About Good Governance

In a time of crises, a vigorous board can help minimize damage. When the recent bubble from the buoyant stock market burst, suddenly the importance of good corporate governance became crystal clear. I believe that the collapse of Enron and the corporate disasters that followed motivated many companies to get serious about good governance. This has included electing each director annually.

A look back at Business Week's inaugural ranking of the best and worst boards in 1996 tells the story. (This ranking did not include AAG.) For the three years after the list appeared, the stocks of companies with the best boards outperformed those with the worst boards by 2 to 1. Increasingly, institutional investors are flocking to stocks of companies perceived as being well governed and punishing stocks of companies seen as lax in oversight.4

To protect our investment money at risk:

Elect Each Director Annually - Yes on No. 5.

1. Click on <http://www.cii.org/corp_governance.asp>.
2. WSJ.com Key Facts on Institutional Shareholders of the AAG Inc. on Jan. 10, 2003 stated that the AAG is 81.02% owned by Institutions.
3. "Corporate Governance and Equity Prices" published July, 2001, authored by Paul A. Gompers, Harvard Business School, and Joy L. Ishii, Dept. of Economics, Harvard University, and Andrew Metrick, Dept. of Finance, The Wharton School, University of Pennsylvania.
4. The Vanguard Group Chairman and CEO John J. Brennan recently wrote to leaders of companies (including the AAG) in which the Vanguard funds have significant ownership to confirm Vanguard's views on several major corporate governance topics of the day. Click on
<"http://institutional.vanguard.com/cgi-
bin/InewsPrint/102993876">.

RECOMMEND A VOTE FOR PROPOSAL 5.

PROPOSAL NO. 6
STOCKHOLDER PROPOSAL ON STOCKHOLDER RIGHTS PLANS

William Davidge, 51459 Em Watts Road, Scappoose, Oregon
97056, who has beneficial ownership of 1475 shares of the Company's stock, has advised the Company that he intends to present the following resolution at the annual meeting.

Stockholder Resolution Shareholder Vote Regarding Poison
Pills

This topic won an overall 60%-yes vote at 50 companies in 2002.1This is to recommend that our Board of Directors redeem any poison pill previously issued and not adopt or extend any poison pill unless such adoption or extension has been submitted to a shareholder vote.

Proponent's Supporting Statement

Harvard Report
A 2001 Harvard Business School study found that good corporate governance (which took into account whether a company had a poison pill) was positively and significantly related to company value.2 This study, conducted with the University of Pennsylvania's Wharton School, reviewed the relationship between the corporate governance index for 1,500 companies and company performance from 1990 to 1999.3

Certain governance experts believe that a company with good governance will perform better over time, leading to a higher stock price. Others see good governance as a means of reducing risk, as they believe it decreases the likelihood of bad things happening to a company.

Since the 1980s Fidelity, a mutual fund giant with $800 billion invested, has withheld votes for directors at companies that have approved poison pills.1 This topic won an overall 60%-yes vote at 50 companies in 2002 based on yes-no votes cast.

Council of Institutional Investors Recommendation

The Council of Institutional Investors, an organization of 120 pension funds investing $1.5 trillion, called for shareholder approval of poison pills.5In recent years, various companies have redeemed existing poison pills or sought shareholder approval for their poison pill. This includes Columbia/HCA, McDermott International and Airborne, Inc.6While the AAG Board has removed the company's poison pill, it has not empowered shareholders to vote on this key issue.

I believe that our company should follow suit. This topic won an overall 60%-yes vote at 50 companies in 2002.1

Shareholder vote regarding poison pills - Vote yes on No. 6.

1. Article in the June 12, 2002 Wall Street Journal. 2. "Corporate Governance and Equity Prices" published July 2001, authored by Paul A. Gompers, Harvard Business School, and Joy
L. Ishii, Dept. of Economics, Harvard University, and Andrew Metrick, Dept. of Finance, The Wharton School, University of Pennsylvania. 3. Companies that engage in such pro-management provisions such as poison pills, super-majority votes, golden parachutes and classified boards averaged annual shareholder returns that were 8.5% less than shareholder-friendly firms, according to a survey of 1,500 companies authored by Wharton School of Business Finance Professor Andrew Metrick and Harvard University's Paul Gompers and Joy Ishii. The survey deducted points for every company by-law that worked against shareholder value. Those companies that most empowered shareholders - Hewlett Packard, IBM, Wal-Mart, DuPont, Southern Company, and Berkshire Hathaway - outperformed the S&P 500 by 3.5% from 1990-1999. More pro-management companies
- GTE, Waste Management, Time Warner, Kmart and United Telecommunications - trailed the S&P 500 by 5% from 1990-1999
- Financial Times November 9, 2001 as reported by The Corporate Library News Briefs, Oct31-Nov13m 2001 Vol. 3, No.
31. 4. The Commission on Public Trust and Private Enterprise. The 12-member commission was formed to address widespread abuses which led to recent corporate scandals and declining public trust in companies, their leaders and America's capital markets. The commission is co-chaired by John W. Snow, CSX Corporation, and President Bush's nominee for U.S. Treasury Secretary.
5. Http://www.cii.org/corp_governance.asp. 6. Airborne, Inc. press release "Airborne Announces Revised Corporate Governance Policies" Feb. 15, 2002.

RECOMMEND A VOTE FOR PROPOSAL 6.


PROPOSAL NO. 7
STOCKHOLDER PROPOSAL ON AN INDEPENDENT BOARD CHAIRMAN

John Furqueron, 708 N.W. Fifth Avenue, Battle Ground,
Washington 98604, who has beneficial ownership of 1072 shares of the Company's stock, has advised the Company that he intends to present the following resolution at the annual meeting.

Stockholder Resolution Independent Board Chairman

Many shareholders recommend that our Board of Directors amend the bylaws to require a strictly independent director, who is not the current or earlier CEO of our company, to serve as Chairman of our Board of Directors as soon as this can be implemented.

Proponent's Supporting Statement

The primary purpose of the Board of Directors is to protect shareholders' interests by providing independent oversight of management, including the CEO. Many shareholders believe that a separation of the roles of Chairman and CEO will promote greater management accountability to shareholders at our company.

Corporate governance experts1have questioned how one person, serving as both Chairman and CEO, can effectively monitor and evaluate his or her own performance. Shareholders believe the current combination of chairman and CEO roles is a conflict of interest because one of the chairman's main functions is to monitor the CEO.

"I know this really makes me popular with Corporate America, but I think every public company should separate the job of chairman, should have a nonexecutive chairman for the board. I've seen it work well in many other countries. At the least, companies should have a strong lead director, but that's not an adequate substitute for a nonexecutive chairman," said Paul Volcker, former Chairman, Federal Reserve.2

Two-thirds of directors favor splitting the roles of chairman and CEO. This is a way to reform the way corporations operate and prevent business collapses like Enron. Source: McKinsey &
Co. corporate governance survey.3

Many shareholders believe that an independent Chairman will strengthen the Board's integrity and improve its oversight of management.

To ensure a check and balance oversight of our long-term investment:

Independent Board Chairman - Vote Yes on No. 7

1 "The only way that you can have a good joint chairman and CEO is to have a perfectly schizophrenic person," said Robert A.G. Monks, founder of Institutional Shareholder Services and The Corporate Library. (Personal communication May, 2002; click on http://www.usshq.co.uk/srsi/thematic_engagement/BACKGROUND.HT
M#Notes). 2 Business Week, 14th June, 2002. 3 Click on: www.nzim.co.nz/site_Default/site_other_services/x-files/763.pdf.

RECOMMEND A VOTE FOR PROPOSAL 7.


PROPOSAL NO. 8
STOCKHOLDER PROPOSAL ON EXPENSING STOCK OPTIONS

Terry K. Dayton, 10510 East Sixth Avenue, Spokane, Washington
99206, who has beneficial ownership of 786 shares of the Company's stock, has advised the Company that he intends to present the following resolution at the annual meeting

Stockholder Resolution Expense Stock Options

Shareholders request that our Board of Directors establish a policy of expensing the costs of all future stock options issued in the Company's annual income statement.

Proponent's Supporting Statement

Most companies report the cost of stock options as a footnote in the annual report, rather than include the option costs in determining operating income. We believe that expensing stock options would more accurately reflect our company's operating earnings.

Stock options are an important part of our company's executive compensation. Options have replaced salary bonuses as the most significant part of executive pay packages at numerous companies. The lack of option expensing can promote excessive use of options in a company's compensation plans, obscure and understate the cost of executive compensation and encourage corporate strategies that promote short-term stock price rather than long-term value.

A recent report issued by Standard & Poor's indicated that expensing stock options would have lowered operating earnings at companies by as much as ten percent. "The failure to expense stock option grants has introduced a significant distortion in reported earnings," said Federal Reserve Board Chairman Alan Greenspan. "Reporting stock options as expenses is a sensible and positive step toward a clearer and more precise accounting of a company's worth." Globe and Mail, "Expensing Options Is a Bandwagon Worth Joining," Aug. 16, 2002.

Many companies have responded to investors' concerns about their failure to expense stock options. In recent months, more than 100 companies, including such prominent firms as Coca-Cola, Washington Post, and General Electric, have decided to expense stock options in order to provide their shareholders more accurate financial statements. We believe our company should do so as well.

Expense Stock Options - VOTE YES ON NO. 8

RECOMMEND A VOTE FOR PROPOSAL 8.


PROPOSAL NO. 9
STOCKHOLDER PROPOSAL ON REPORTING EMPLOYEE STOCK OWNERSHIP

Anson Robinson, 1304 S.E. 195thAvenue, Camas, Washington
98607, who has beneficial ownership of 1811 shares of the Company's stock, has advised the Company that he intends to present the following resolution at the annual meeting.

Stockholder Resolution

A NEW INFORMATIONAL TOOL TO BETTER UNDERSTAND AND ESTABLISH
EXTENT OF WORKER-OWNERSHIP WHILE PROTECTING PRIVACY

Resolve that shareholders of Alaska Air Group, Inc. ("our company") request the Board of Directors determine to the best of its ability the percentage of all stock owned by our employees, and report in detail the categories and totals as employee ownership changes.

Stockholder's Supporting Statement

Current law requires shareholders who own five percent or more of a company's stock to identify themselves. Today, institutions own more than 81% of our company.1Thus, when compared to that owned by individual shareholders, the percentage owned by our individual worker-owners becomes significant. It represents decisions made by investors with a unique perspective on our company.

This proposal requests ownership information about rank and file and junior management similar to that currently reported on board members and senior executives. However, this report may exclude data of those whose investments are more related to grants and options.

Outside of their 401(k) retirement plans, the employees of our company can own stock in various ways. Shareholders need help to understand the range, magnitude and types of worker-ownership. This report would also serve to inform the worker-owners of the size and importance of their investment in our company, and could preserve privacy by using THIRD PARTY SURVEYS.

The 2002 Sarbanes-Oxley Act allows greater flexibility of our worker-owners to sell their shares in 401(k) plans. Reported quarterly, this informational tool could provide the number of worker-owners who would be eligible to sell 401(k) shares. As responsible owners of our company, we need to understand patterns of employee ownership better.

We believe shareholders need an informational tool which can provide greater understanding of worker-owner confidence in our company as a viable investment, especially when using after tax dollars. Our worker-owners have an understanding of our company from a unique perspective compared to ordinary investors. We believe our employees increase or decrease their percentage of ownership as rational investors responding to what they perceive the future of our company to be.

Our industry has seen major companies fail. United Airlines' employees owned a majority of its stock.2 Unable to control their ownership structure due to unique circumstances and constraints, worker-owners were relegated to concerns over wage and work rules. We will probably never know if United employee shareholders had earlier liquidated their United holdings in other stock plans.

We believe this proposed tool may increase the potential for success of our company. Who can deny that worker-owners should be recognized as assets, or that their knowledge, skills and perspective could be better utilized?

In summary:
>>Provide shareholders an informational tool that may reveal the confidence of worker-owners in our company.
>>It should include data on all types of worker-ownership.
>>Do not include stock of senior executives, board members or others based on grants or options.
>>Privacy can and must be protected.

We believe this informational tool could assist in decisions to buy, sell or hold stock in our company.
VOTE YES ON NO. 9

RECOMMEND A VOTE FOR PROPOSAL 9.

PROXY CARD

The undersigned hereby appoints Steve Nieman proxy, with full power of substitution, to vote with the same force and effect as the undersigned at the Annual Meeting of the Stockholders of the Alaska Air Group, Inc. to be held at the William M. Allen Theater at The Museum of Flight, 9404 E. Marginal Way South, Seattle, Washington at 2 p.m. on May 20, 2003, and any adjournment or postponement thereof, upon the matters set forth herein and upon such other matters as may properly come before the meeting, all in accordance with the notice and accompanying proxy statement for said meeting, receipt of which is acknowledged.

(THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE
UNDERSIGNED.) This proxy, when properly executed, will be voted in the manner directed herein. Please date, sign and mail your proxy card back today.

When completed and signed, this proxy/voting instruction form will be voted as you have directed. If no direction is given, it will be voted FOR ALL OF OUR NOMINEES in Proposal 1, and
FOR Proposals 2 through 9.

Proposal No. 1:
Election of Directors:
Nominees:

(04) Richard D. Foley
(05) Steve Nieman
(06) Robert C. Osborne, M.D.

For All Nominees:

FOR, except vote withheld from the following
nominee(s)___________________________________________________
__________

FOR AGAINST ABSTAIN No. 2 AMEND THE CERTIFICATE OF
INCORPORATION TO ELIMINATE THE 80% SUPER-MAJORITY VOTING
REQUIREMENT/ / / / / / Recommend vote FOR Proposal 2. If no direction is given, the proxy will be voted FOR Proposal 2.


FOR AGAINST ABSTAIN No. 3 STOCKHOLDER PROPOSAL ON SIMPLE-
MAJORITY VOTE/ / / / / / Recommend vote FOR Proposal 3. If no direction is given, the proxy will be voted FOR Proposal 3.


FOR AGAINST ABSTAIN No. 4 STOCKHOLDER PROPOSAL ON SALE OF THE
COMPANY/ / / / / / Recommend vote FOR Proposal 4. If no direction is given, the proxy will be voted FOR Proposal 4.


FOR AGAINST ABSTAIN No. 5 STOCKHOLDER PROPOSAL ON ANNUAL
ELECTION OF EACH DIRECTOR/ / / / / / Recommend vote FOR
Proposal 5. If no direction is given, the proxy will be voted
FOR Proposal 5.


FOR AGAINST ABSTAIN No. 6 STOCKHOLDER PROPOSAL ON STOCKHOLDER
RIGHTS PLANS/ / / / / / Recommend vote FOR Proposal 6. If no direction is given, the proxy will be voted FOR Proposal 6.


FOR AGAINST ABSTAIN No. 7 STOCKHOLDER PROPOSAL ON AN
INDEPENDENT BOARD CHAIRMAN/ / / / / / Recommend vote FOR
Proposal 7. If no direction is given, the proxy will be voted
FOR Proposal 7.


FOR AGAINST ABSTAIN No. 8 STOCKHOLDER PROPOSAL ON EXPENSING
STOCK OPTIONS/ / / / / / Recommend vote FOR Proposal 8. If no direction is given, the proxy will be voted FOR Proposal 8.


FOR AGAINST ABSTAIN No. 9 STOCKHOLDER PROPOSAL ON REPORTING
EMPLOYEE STOCK OWNERSHIP/ / / / / / Recommend vote FOR
Proposal 9. If no direction is given, the proxy will be voted
FOR Proposal 9.


*Note* In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournments or postponements thereof. PLEASE SIGN, DATE AND RETURN TODAY. DATE -----------------, 2003 Signature ------------------------ Signature -----------
------------- Title(s) ------------------------ NOTE: Please
sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



ITEM 1.  REGISTRANT

State the name and address of the registrant.
Response:

Alaska Air Group, Inc. ("AAG")
PO Box 68900
Seattle, WA 98188

ITEM 2.  IDENTITY AND BACKGROUND

	 (a) State the following:

		 (1) 	Your name and business address.

				Richard De Wayne Foley
				6040 N. Camino Arturo
				Tucson, AZ 85718

Your principal occupation or employment:

				Position: President & CEO.
				Corporation: The Foley Group ("TFG")

Principal business: Consulting; Shareholder services & computer mapping. TFG was incorporated in November, 1989. Please note that TFG has no corporate involvement with any shareholder actions at the AAG; nor are any of its officers, employees or associates in the AAG. Mr. Foley and TFG owns no shares of AAG either beneficially or in any other manner; nor do they have any business relationships, past, existing or contemplated with the AAG; nor any purchase or ownership, the voting of any proxies, or the withholding of any proxies of AAG stock.

			Dates of employment:  November, 1989 to
present

			Address of Business:  6040 N. Camino Arturo,
Tucson, AZ 85718

		Response # 2
			Position:  Conductor

			Corporation:  Southern Pacific Transportation
Company / Union Pacific Railroad

			Principal business:  Railroad Transportation

			Dates of employment:  June 1966 to July 1998

			Address of Business:  Omaha, NB

State the following

Your business, mailing or residence address.

Response:  See item 2 (a) (1).

	(2)	Information as to all material occupations,
positions, offices or employments during the last ten years, giving starting and ending dates of each, and the name, principal business and address of any business corporation or other business organization in which each such occupation, position, office or employment was carried on.

		Response:  See item 2 (a) (2).


(c) 	State whether or not you are or have been a participant
in any other proxy contest involving this or other registrants within the past ten years. If so, identify the principals, the subject matter and your relationships to the parties and the outcome.

		Response: Mr. Foley has never been involved in any proxy contest involving AAG. Mr. Foley has not been involved in any other proxy contests in the last ten years.

(d)	State whether or not, during the past 10 years, you have
been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and, if so, give dates, nature of conviction, name and location of court, and penalty imposed or other disposition of the case. A negative answer to the sub-item need not be included in the proxy statement or other proxy soliciting material.

		Response: No-Not Applicable.

ITEM 3.  INTERESTS IN SECURITIES OF THE ISSUER.

Class and number of Shares Beneficially Owned.

	Response:  None

State the amount of each class of securities of the registrant which you own of record, but not beneficially.

	Response:  None

State with respect to all securities of the registrant purchased or sold within the past two years, the dates on which they were purchased or sold, and the amount purchased or sold on each such date

	Response:  Not applicable

If any part of the purchase price or market value of any of the shares specified in paragraph (c) is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, so state and indicate the amount of indebtedness as of the latest practicable date. If such funds were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer, briefly describe the transaction and state the names of the parties.

	Response: Not applicable.

State whether or not you are or were within the past year a party to any contract, arrangements or understanding with any person with respect to any securities of the registrant, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. If so, name the parties to such contracts, arrangements or understandings and give the details thereof.

	Response: Not Applicable. Note, Mr. Foley has agreed to assist several employee shareholders of AAG , including
Mr. Steve Nieman, in the exercise of their shareholder rights to make proposals, and to serve as a communication coordinator for these shareholders. In every instance of this assistance, the individual shareholder retained full control of the action of the exercise of their shareholder rights. In no case or instance has there been any contract or agreement where in Mr. Foley would be paid or receive any compensation of any kind by or from any of these shareholders or any other parties. The limited proxy by these shareholders did not include any voting rights, and it was limited to assisting in the preparing and presentation of shareholder proposals to AAG, and follow up with any necessary revisions. With the single exception of Mr.
Nieman, none of the other shareholders assisted by Mr. Foley are associated in any way with this contest or any solicitation of proxies for votes at the AAG 2003 annual meeting and election of directors.

(f)	State the amount of securities of the registrant owned
beneficially, directly or indirectly, by each of your associates, and the name and address of each associate.

	Response: Not applicable.  See Item 4 (d).

(g)	State the amount of each class of securities of any
parent or subsidiary of the registrant which you own beneficially, directly or indirectly.

	Response: None.  Not applicable.


ITEM 4.  FURTHER MATTERS

(a)	Describe the time and circumstance under which you
became a participant in the solicitation, and state the nature and extent of your activities or proposed activities as a participant.

Response:
Mr. Nieman and Mr. Foley became acquainted with each other through membership in the "Center for Social and Economic Justice," a non profit organization advocating among other issues employee ownership. In 2000, Mr. Nieman formed the non-profit Washington State corporation HACECA, Inc., which stands for the Horizon/Alaska Customers/Employees Co-Ownership Association. After Mr. Foley and Mr. Nieman became acquainted, Mr. Nieman asked Mr. Foley to join HACECA's board, which he agreed to. Mr. Nieman traveled to Tucson, Arizona in March, 2002. Mr. Foley introduced Mr. Nieman to Robert C. Osborne, MD during this visit. Sharing similar interests in employee ownership, these three men agreed to work to build a resource of information and assistance to promote responsible exercise of employee ownership shareholder rights. Under that premise, they formed OUR (Ownership Union), which was certified by the U.S. Dept. of Labor in June, 2002. OUR is not a party to, nor an associate in the solicitation.

In the fall of 2002 at the request of Mr. Nieman, Dr. Osborne and Mr. Foley agreed to accept nomination for election to the board of directors of AAG. Dr. Osborne agreed to accept nomination and to serve if elected; this constitutes his only participation in this solicitation. Mr. Foley's participation in this solicitation includes assisting in the filing of necessary documents and any other general functions necessary to complete the solicitation.

(b)	Furnish for yourself and your associates the information
required by item 404 (a) of Regulation  S.K (Section 229.404
(a) of this chapter.

Response: Not Applicable. See Item 4 (d).

(c)	State whether or not you or any of your associates have
any arrangement or understanding with any person-

	(1) with respect to any future employment by the registrant or its affiliates; or

	(2) with respect to any future transactions to which the registrant or any of its affiliates will or maybe a party.

If so, describe such arrangement or understanding, and state the names of the parties thereto.

Response:  Not Applicable See Item 4 (d),

(d)	State the total amount contributed and proposed to be
contributed by you in furtherance of the solicitation, directly or indirectly, if such amount exceeds or will exceed
$500 in aggregate.

Response: The total amount to be spent directly or indirectly will not exceed $500 in aggregate. Regardless the outcome of the vote, no reimbursement for this solicitation will be sought from the registrant. There will be no printing or mailing by U. S. Post or any other carrier. Electronic mail (email) may be used to contact some of the shareholders of AAG. A dedicated Internet web site will be provided solely for the purposes of conducting this solicitation. It will contain a downloadable/printable version of our proxy card and proxy statement The web site will provide email addresses, telephone, and fax numbers for shareholders to contact us. We may use a "telephone tree technique" where we inquire of shareholders with whom we are in contact if they will be willing to contact two or three other shareholders of AAG and refer them to our web site. It is our intention to lawfully maximize the use of Internet communication tools.

We will make ourselves available to all media interested in our efforts, and will strive to obediently follow all legal requirements, regulations and guidelines. The AAG has informed us that it will not provide us with a copy of the shareholders lists. Presently over 80% of AAG is held by institutional investors, so we expect to have little difficulty in soliciting that percentage of the outstanding shares of AAG.

It remains to be seen whether the shareholders of AAG will respond positively to this grassroots proxy solicitation. We do not agree with the supposition that only shareholders with lots of money to spend on security lawyers, proxy solicitors, repeated multiple mailings and lawsuits should be the only ones allowed to conduct a proxy solicitations.

Mr. Nieman of 15204 NE 181st Loop, Brush Prairie, WA owns 750 shares of AAG stock. Dr. Osborne owns zero shares of AAG stock. His address is 800 N. Swan Rd. Suite 114 Tucson, AZ
85711.


NOTE not involved full compliance proponents assisted names, shares and addresses

ITEM 5.  SIGNATURE

I certify that the statements made in this statement are true complete and correct to the best of my knowledge and belief.


__________________________________
(Richard D. Foley)

Date 4-4-03

Paper original with signature by hand submitted simultaneously by other means than the EDGAR filing.


ITEM 1.  REGISTRANT

State the name and address of the registrant.

Response:
Alaska Air Group, Inc.
Box 68900 -SEAZZ
Seattle, WA  98168-0900
(206) 431-7218


ITEM 2.  IDENTITY AND BACK GROUND

(a)   State the following:

Your name and business address.

Response:
Stephen Nieman
Horizon Air
8070 N.E. Air Trans Way
Portland, OR 97218

(2)  Your principal occupation or employment.

Response:  Position--Pilot for Horizon Air since December
1978

Date of employment:  December 1978 to present

(b) State the following.

Your business, mailing or residence address:

Response:
15204 NE 181st Loop
Brush Prairie, WA 98606

(2) Information as to all material occupations, positions, offices or employments during the last ten years, giving starting and ending dates of each, and the name, principal business and address of any business corporation or other business organization in which each such occupation, position, office or employment was carried on.

Response: President of the Horizon/Alaska Customer/Employee Co-Ownership Association, a non-profit incorporated Aug. 2000 in Washington state. Address: Box 602, Brush Prairie, WA 98606. Founder of OU(r) (Ownership Union), which is a registered federal labor union started in 2002. Address: Box 602, Brush Prairie, WA 98606

(c) State whether or not you are or have been a participant in any other proxy contest involving this or other registrants within the past ten years. If so, identify the principals, the subject matter and your relationships to the parties and the outcome.

Response:  Not applicable.

(d) State whether or not, during the past ten years, you have been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and, if so, give dates, nature of conviction, name and location of court, and penalty imposed or other disposition of the case. A negative answer to the sub-item need not be included in the proxy statement or other proxy soliciting material.

Response:  No-not applicable.

ITEM 3.  INTERESTS IN SECURITIES OF THE ISSUER

(a)  Class and number of Shares Beneficially Owned.

Response:
Mr. Nieman owns approximately 750 shares of the registrant bought through various employee stock buying plans over the past 20 years.

(b) State the amount of each class of securities of the registrant which you own of record, but not beneficially.

Response:  See Item 3 (a)

(c) Response:  See Item 3 (a)

(d) Response:  See Item 3 (a)

(e) Stephen Nieman owns approximately 750 shares of the registrant bought through various employee stock buying plans over the past 20 years. Mr. Nieman has not entered any understandings, contracts, arrangements with any person in any respect to the securities of the registrant, other than agreeing to serve if nominated and elected to the board of directors of the registrant.

(f)  see item 3 (

Stephen Nieman owns approximately 750 shares of the registrant bought through various employee stock buying plans over the past 20 years. Mr. Nieman has not entered any understandings, contracts, arrangements with any person in any respect to the securities of the registrant, other than agreeing to serve if nominated and elected to the board of directors of the registrant. See Item 4 (d)

(g) Response:  See Item 3 (a)

ITEM 4.  FURTHER MATTERS

(a) Stephen Nieman is 50 years old. Mr. Nieman is not a participant in any solicitation. No solicitation on his or any other candidates not nominated by the sitting board of directors of the registrant is known to have commenced. Should such a solicitation commence, all required information and the details of such will be filed with the registrant and the appropriate regulatory authorities.

(b) The furnishing of information, required by item 404(a) of Regulation S-K [Section 229.404 (a)] of this chapter, is not applicable.

(c) There is no arrangement or understanding with any person.

(1) With respect to any future employment by the registrant or its affiliates, or;

(2) With respect to any future transactions to which the registrant or any of its affiliates will or may be a party.

(d) Stephen Nieman has contributed no funds to further any solicitation directly or indirectly.

Stephen Nieman has agreed to accept nomination if made by a qualified shareholder, and to serve if elected to the board of directors of the registrant. As a long time employee Mr. Nieman knows a lot of other employee shareholders of the registrant. Mr. Nieman is associated with Dr Osborne and Richard D. Foley in only nonprofit organizations. Mr. Foley like Dr. Osborne owns no shares in the registrant in any class or manner. Mr. Foley has, like Dr. Osborne, agreed to accept nomination for election to the board of directors of the registrant and to serve if elected. At this time none of the three individuals, Dr. Osborne, Richard D. Foley, or Steve Nieman has agreed to conduct, fund or participate in any solicitation of any proxies of the registrant.

Please note that to the best of our knowledge, Stephen Nieman is not a "significant employee" of AAG as described in the SEC regulations S-K. Neither Dr. Osborne, Richard D. Foley, or Stephen Nieman have any family relationship with any of the officers or directors of AAG, nor are they parties to, or in any way involved in any litigation involving AAG, or any other registrant. None of them are promoters or control persons. None of them have been in involved in any bankruptcy petitions or proceedings. None of them have been involved in any type of transaction, or any other type of business relationship with AAG, other than Mr. Nieman's employment as a pilot with Horizon Air. None of them have been involved in any solicitation of any registrant within the last five years. None of them have received any payment or income, other than Mr. Nieman's within the normal course of his regular employment.

ITEM 5.  SIGNATURE

I certify that the statements made in this statement are true complete and correct to the best of my knowledge and belief.



__________________________________
(Stephen Nieman)

Date  March 31, 2003

Paper original with signature by hand submitted simultaneously by other means than the EDGAR filing.


ITEM 1.  REGISTRANT

State the name and address of the registrant.

Response:
Alaska Air Group, Inc.
Box 68900 -SEAZZ
Seattle, WA  98168-0900
(206) 431-7218


ITEM 2.  IDENTITY AND BACK GROUND

(a)   State the following:

Your name and business address.

Response:
Robert C. Osborne, MD
Osborne Anesthesia Services
800 N. Swan Rd. Suite 114
Tucson, AZ 85711
(520) 319-2093

(2)  Your principal occupation or employment.

Response:  Position-Physician in private practice

Date of employment:  Lifetime

(b) State the following.

Your business, mailing or residence address:

Response:
Robert C. Osborne, MD
Osborne Anesthesia Services
800 N. Swan Rd. Suite 114
Tucson, AZ 85711

(2) Information as to all material occupations, positions, offices or employments during the last ten years, giving starting and ending dates of each, and the name, principal business and address of any business corporation or other business organization in which each such occupation, position, office or employment was carried on.

Response: Founder of OU(r) (Ownership Union), which is a registered federal labor union started in 2002. Address: Box
602, Brush Prairie, WA 98606

(c) State whether or not you are or have been a participant in any other proxy contest involving this or other registrants within the past ten years. If so, identify the principals, the subject matter and your relationships to the parties and the outcome.

Response:  Not applicable.

(d) State whether or not, during the past ten years, you have been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and, if so, give dates, nature of conviction, name and location of court, and penalty imposed or other disposition of the case. A negative answer to the sub-item need not be included in the proxy statement or other proxy soliciting material.

Response:  No-not applicable.

ITEM 3. INTERESTS IN SECURITIES OF THE ISSUER

(a)  Class and number of Shares Beneficially Owned.

Response:
Not Applicable. Dr. Osborne owns no shares of the registrant of any class or in any manner, nor beneficially owned. He has never owned any shares of the registrant.

(b) State the amount of each class of securities of the registrant which you own of record, but not beneficially.

Response:  See Item 3 (a)

(c) Response:  See Item 3 (a)

(d) Response:  See Item 3 (a)

(e) Dr. Osborne owns no shares of the registrant of any class or in any manner, nor beneficially owned. He has never owned any shares of the registrant. Dr. Osborne has not entered any understandings, contracts, arrangements with any person in any respect to the securities of the registrant, other than agreeing to serve if nominated and elected to the board of directors of the registrant.

(f)  see item 3 (

Dr. Osborne owns no shares of the registrant of any class or in any manner, nor beneficially owned. He has never owned any shares of the registrant. Dr. Osborne has not entered any understandings, contracts, arrangements with any person in any respect to the securities of the registrant, other than agreeing to serve if nominated and elected to the board of directors of the registrant. See Item 4 (d)

(g) Response:  See Item 3 (a)

ITEM 4.  FURTHER MATTERS

Dr. Osborne is 52 years old. Mr. Osborne is not a participant in any solicitation. No solicitation on his or any other candidates not nominated by the sitting board of directors of the registrant is known to have commenced. Should such a solicitation commence, all required information and the details of such will be filed with the registrant and the appropriate regulatory authorities.

Mr. Nieman and Mr. Foley became acquainted with each other through membership in the "Center for Social and Economic Justice," a non profit organization advocating among other issues employee ownership. In 2000, Mr. Nieman formed the non-profit Washington State corporation HACECA, Inc., which stands for the Horizon/Alaska Customers/Employees Co-Ownership Association. After Mr. Foley and Mr. Nieman became acquainted, Mr. Nieman asked Mr. Foley to join HACECA's board, which he agreed to. Mr. Nieman traveled to Tucson, Arizona in March, 2002. Mr. Foley introduced Mr. Nieman to Robert C. Osborne, MD during this visit. Sharing similar interests in employee ownership, these three men agreed to work to build a resource of information and assistance to promote responsible exercise of employee ownership shareholder rights. Under that premise, they formed OUR (Ownership Union), which was certified by the U.S. Dept. of Labor in June, 2002. OUR is not a party to, nor an associate in the solicitation.

In the fall of 2002 at the request of Mr. Nieman, Dr. Osborne and Mr. Foley agreed to accept nomination for election to the board of directors of AAG. Dr. Osborne agreed to accept nomination and to serve if elected; this constitutes his only participation in this solicitation. Mr. Foley's participation in this solicitation includes assisting in the filing of necessary documents and any other general functions necessary to complete the solicitation.

(b) The furnishing of information, required by item 404(a) of Regulation S-K [Section 229.404 (a)] of this chapter, is not applicable.

(c) There is no arrangement or understanding with any person.

(1) With respect to any future employment by the registrant or its affiliates, or;

(2) With respect to any future transactions to which the registrant or any of its affiliates will or may be a party.

(d) Dr. Osborne has contributed no funds to further any solicitation directly or indirectly.

Dr. Osborne has agreed to accept nomination if made by a qualified shareholder, and to serve if elected to the board of directors of the registrant. Mr. Nieman is associated with Dr. Osborne and Richard D. Foley in only nonprofit organizations. Dr. Osborne owns no shares in the registrant in any class or manner. Mr. Foley has, like Dr. Osborne, agreed to accept nomination for election to the board of directors of the registrant and to serve if elected. At this time none of the three individuals, Dr. Osborne, Richard D. Foley, or Steve Nieman has agreed to conduct, fund or participate in any solicitation of any proxies of the registrant.

Neither Dr. Osborne, Richard D. Foley, or Steve Nieman have any family relationship with any of the officers or directors of AAG, nor are they parties to, or in any way involved in any litigation involving AAG, or any other registrant. None of them are promoters or control persons. None of them have been in involved in any bankruptcy petitions or proceedings. None of them have been involved in any type of transaction, or any other type of business relationship with AAG, other than Mr. Nieman's employment as a pilot with Horizon Air. None of them have been involved in any solicitation of any registrant within the last five years. None of them have received any payment or income, other than Mr. Nieman's within the normal course of his regular employment.

ITEM 5.  SIGNATURE

I certify that the statements made in this statement are true complete and correct to the best of my knowledge and belief.



__________________________________
(Robert C. Osborne, MD)


Date  March 31, 2003

Paper original with signature by hand submitted simultaneously by other means than the EDGAR filing.